FOR IMMEDIATE RELEASE

CONTACT:

Greg Stockett                       Jennifer Hinchman
Chief Financial Officer             Director, Investor Relations
510.548.5442                        510.649.4548

BARRA REPORTS 1ST QUARTER RESULTS
GAAP EPS OF $.32; PRO-FORMA EPS OF $.42 FOR JUNE 2003 QUARTER

BERKELEY, Calif., July 16, 2003 -- Barra, Inc. (Nasdaq: BARZ), a global leader in risk management technology for investment professionals, today reported consolidated revenues from continuing operations of $37.0 million and income from continuing operations of $6.4 million or $.32 of diluted earnings per share based on Generally Accepted Accounting Principles (GAAP) for the quarter ended June 30, 2003. On a pro-forma basis, income from continuing operations was $8.3 million or $.42 per diluted share for the June 2003 quarter. This compares to revenues from continuing operations of $34.8 million and income from continuing operations of $9.7 million, or $.44 of diluted earnings per share for the same quarter last year. Consolidated net income for the June 2003 quarter, including gain on sale from discontinued operations, was $7.5 million or $.38 of diluted earnings per share.

Pro-forma income from continuing operations, earnings per share and operating margin are non-GAAP measures of profitability that exclude restructuring charges and amortization of acquired intangibles. A reconciliation of our pro-forma and GAAP results is described below under the caption "Pro-Forma Financial Information."

"We are pleased with our financial performance this quarter, highlighted by continued momentum for enterprise risk and a substantial increase in sequential trading volumes for POSIT. While our retention rate was below expectations due to the difficult business environment in Europe, we remain confident about our plan for the year, especially if equity markets continue to attract assets," said Barra's chief executive officer, Kamal Duggirala.

CORE BUSINESS

Total revenues for the June 2003 quarter for risk management products were $32.7 million (or $31.7 million after adjusting for the positive impact of changes in foreign currency translation rates) as compared to $29.7 million for the same quarter a year ago. Revenues from products and

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                                                                   July 16, 2003
                                                                    Nasdaq: BARZ
                                                                          Page 2


services of Barra's Financial Engineering Associates subsidiary (FEA) that are included in core business revenues were $1.8 million for the three months ended June 2003.

Recurring subscription revenues for portfolio and enterprise risk management products were $29.8 million compared to $28.3 million for the same quarter a year ago. Non-recurring revenues from enterprise risk implementation projects and other one-time fees were $1.1 million in the June 2003 quarter, a decrease of 18 percent when compared to the same quarter a year ago. Approximately 28 percent of the subscription base was subject to renewal during the quarter, and we achieved 83 percent revenue retention.

Pro-forma operating margins for the core business were 24 percent for the June 2003 quarter compared to 23 percent for the same quarter last year. Restructuring charges of $2.5 million were recorded in the quarter ended June 30, 2003 in connection with a 9 percent workforce reduction implemented in April 2003.

POSIT VENTURE

Revenues from the POSIT joint venture with ITG, Inc. for the June 2003 quarter were $4.3 million as compared to $5.1 million for the same quarter a year ago. These revenues consist of royalties directly related to trading volume in the U.S. and European POSIT systems.

DISCONTINUED OPERATIONS

Gain on sale of discontinued operations, net of applicable income taxes, of $1.2 million for the quarter ended June 30, 2003, consists of contingent payments received from the sale of Barra's interest in Symphony Asset Management LLC. As previously announced in July 2001, Barra sold its 50 percent ownership interest in Symphony Asset Management LLC to The John Nuveen Company for $128 million in cash with eligibility for additional future payments, up to approximately $12 million, based on Symphony's business exceeding specific growth and profitability targets over a five year period.

STOCK REPURCHASES

There were no share repurchases during the June 2003 quarter. The company currently has authorization from its Board of Directors to repurchase up to 754,800 shares of its common stock as part of its previously announced stock repurchase program.

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                                                                   July 16, 2003
                                                                    Nasdaq: BARZ
                                                                          Page 3

BUSINESS OUTLOOK

The Business Outlook section contains forward-looking statements that reflect management's current expectations regarding future events and financial performance. Given the risk factors, uncertainties and assumptions discussed below, these statements may turn out to be wrong. Barra does not intend to update its forward-looking statements until its next quarterly results announcement.

At June 30, 2003, the total annual value of all core product subscriptions was approximately $120 million, an increase of 1 percent as compared to June 30, 2002.

For the second fiscal quarter ended September 30, 2003, the company expects:

         - Approximately 18 percent of the subscription base to be subject to renewal;

         - Core business revenues to increase 10 percent over the same quarter last year;

         - Core pro-forma operating margins of approximately 25 percent, which excludes amortization of acquired intangibles.

For the fiscal year ended March 31, 2004 the company expects:

         -        Core business revenues to increase 10 percent over fiscal
                  2003;

         - Core pro-forma operating margins of approximately 25 percent, which excludes amortization of acquired intangibles and restructuring charges.

PRO-FORMA FINANCIAL INFORMATION

Reconciliation of the presentation of pro-forma results to GAAP is provided in the following table. As described in the table, pro-forma net income excludes restructuring charges of approximately $2.5 million related to the core business work force reduction announced in April of 2003, and amortization of acquired intangibles of $350,000 related to the acquisition of Financial Engineering Associates in December of 2002. Similarly, pro-forma operating margin is based on operating income that excludes such charges. Presentation of pro-forma income from continuing operations, earnings per share and operating margin information provides greater comparability of Barra's financial results against historical results and financial models of securities analysts. Further, these adjusted pro-forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

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                                                                   July 16, 2003
                                                                    Nasdaq: BARZ
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BARRA, INC.
RECONCILIATION OF GAAP TO PRO-FORMA INCOME
FROM CONTINUING OPERATIONS (UNAUDITED)

                                                         THREE MONTHS ENDED
                                                           JUNE 30, 2003
                                                                     Per
                                                         Amounts   Diluted
                                                        in $000's   Share
                                                        ------     -------
Income from continuing operations - GAAP                $6,378      $0.32
Pro-forma adjustments:
Amortization of acquired intangibles, net of taxes         238       0.01
Restructuring charges, net of taxes                      1,677       0.09
                                                        ------      -----
Income from continuing operations - Pro-forma           $8,293      $0.42
                                                        ======      =====



BARRA, INC.
RECONCILIATION OF GAAP TO PRO-FORMA
OPERATING INCOME (UNAUDITED)

                                                  Three Months Ended June 30, 2003
                                                         (Amounts in $000's)
                                                  --------------------------------
                                                Core         POSIT      Consolidated
                                               -------       ------     -------------
Operating revenues - GAAP                      $32,741       $4,253       $36,994
Operating expenses - GAAP                       27,825          719        28,544
                                               -------       ------       -------
Operating income - GAAP                          4,916        3,534         8,450
       Operating margin - GAAP                      15%          83%           23%
Pro-forma adjustments:
Add: amortization of acquired intangibles          350           --           350
Add: restructuring charges                       2,466           --         2,466
                                               -------       ------       -------
Pro-forma operating income                     $ 7,732       $3,534       $11,266
                                               =======       ======       =======
       Pro-forma operating margin                   24%          83%           30%

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                                                                   July 16, 2003
                                                                    Nasdaq: BARZ
                                                                          Page 5


EARNINGS CONFERENCE CALL FOR JUNE 2003 QUARTER

Barra will webcast its 1st quarter earnings release conference call today at 3:00 pm eastern time. During the call, management will discuss results for the quarter, year to date results, and business outlook. The live webcast will be broadcast via the CCBN website at www.companyboardroom.com. Following the call, a replay will be made available via webcast on the CCBN website. Those interested in accessing the live webcast or the replay may also link to the CCBN website from the investor relations section of Barra's website at www.barra.com. The replay may also be accessed by telephone by dialing 888.203.1112, passcode 383348.

This release contains forward-looking statements that reflect management's current expectations regarding future events and financial performance. The statements made by Kamal Duggirala above regarding business momentum and expectations regarding client retention and the equity markets, as well as all statements under the Business Outlook section that address expectations or projections about the future are forward-looking statements. Factors that could cause actual results to differ materially include: variability of revenue streams in the core business; disruption of operations or increases in expenses caused by civil or political unrest or other catastrophic events; and risks associated with product development and technological changes, general economic conditions, the continued employment of key personnel, the retention of key data vendors, business combinations, government regulation and competition. These and other important factors are detailed in various Securities and Exchange Commission filings made periodically by the company, particularly its latest report on Form 10-K and subsequent reports on Form 10-Q, copies of which are available from the company without charge or online at http://www.barra.com. Please review such filings and do not place undue reliance on these forward-looking statements.

                                      # # #

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BARRA INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE THREE MONTHS ENDED JUNE 30, 2003 AND 2002
(IN THOUSANDS EXCEPT FOR SHARE AND PER SHARE AMOUNTS)


                                                                     THREE MONTHS ENDED
                                                              -------------------------------
                                                                         JUNE 30,
                                                              -------------------------------
                                                                  2003               2002
                                                              ------------       ------------
Operating Revenues:
       Risk management products - subscription and other      $     32,741       $     29,661
       POSIT royalties                                               4,253              5,119
                                                              ------------       ------------
         Total operating revenues                                   36,994             34,780
                                                              ------------       ------------
OPERATING EXPENSES:
       Communication, data and seminar costs                         2,217              2,015
       Compensation and benefits                                    17,656             14,910
       Occupancy                                                     1,863              1,547
       Amortization of acquired intangibles                            350
       Other operating expenses                                      3,992              4,898
       Restructuring charges                                         2,466
                                                              ------------       ------------
         Total operating expenses                                   28,544             23,370
                                                              ------------       ------------
INTEREST INCOME & OTHER                                                875              2,678
                                                              ------------       ------------
INCOME BEFORE EQUITY IN NET INCOME
       AND LOSS OF INVESTEES,
       INCOME TAXES AND
       DISCONTINUED OPERATIONS                                       9,325             14,088
EQUITY IN INCOME AND LOSS OF INVESTEES                                  53                  0
                                                              ------------       ------------
INCOME BEFORE INCOME TAXES                                           9,378             14,088
INCOME TAXES                                                        (3,000)            (4,360)
                                                              ------------       ------------
INCOME FROM CONTINUING OPERATIONS                             $      6,378       $      9,728
DISCONTINUED OPERATIONS - GAIN ON SALE, NET                          1,167
NET INCOME                                                    $      7,545       $      9,728
                                                              ============       ============
INCOME PER SHARE:
CONTINUING OPERATIONS:
       BASIC                                                  $       0.33       $       0.46
                                                              ============       ============
       DILUTED                                                $       0.32       $       0.44
                                                              ============       ============
DISCONTINUED OPERATIONS - GAIN ON SALE:
       BASIC                                                  $       0.06       $       0.00
                                                              ============       ============
       DILUTED                                                $       0.06       $       0.00
                                                              ============       ============
NET INCOME:
       BASIC                                                  $       0.39       $       0.46
                                                              ============       ============
       DILUTED                                                $       0.38       $       0.44
                                                              ============       ============
WEIGHTED AVERAGE COMMON AND
       COMMON EQUIVALENT SHARES:
       BASIC                                                    19,177,990         21,192,084
                                                              ============       ============
       DILUTED                                                  19,802,685         22,122,587
                                                              ============       ============

BARRA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2003 (UNAUDITED) AND MARCH 31, 2003
(In thousands except for share and per share amounts)                              (Unaudited)
                                                                                     June 30,          March 31,
                                                                                      2003               2003
                                                                                    ---------         ---------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                           $  40,694         $  26,848
Investments in marketable equity trading securities                                    15,068            15,025
Investments in marketable debt securities available-for-sale                          158,585           158,238
Accounts receivable (Less allowance for doubtful accounts of $812 and $916):
  Risk Management products                                                              7,621             9,379
  Related parties- POSIT royalties                                                      4,284             2,975
Prepaid expenses                                                                        3,054             2,165
                                                                                    ---------         ---------
    Total current assets                                                              229,306           214,630
                                                                                    ---------         ---------

INVESTMENTS IN UNCONSOLIDATED COMPANIES                                                 3,343             3,358
PREMISES AND EQUIPMENT:

Computer and office equipment                                                          14,677            14,482
Furniture and fixtures                                                                  4,959             4,948
Leasehold improvements                                                                  7,836             7,710
                                                                                    ---------         ---------
   Total premises and equipment                                                        27,472            27,140
Less accumulated depreciation and amortization                                        (19,533)          (18,510)
                                                                                    ---------         ---------
                                                                                        7,939             8,630
DEFERRED TAX ASSETS                                                                     5,266             5,509
COMPUTER SOFTWARE
(Less accumulated amortization of $3,675 and $3,481)                                    1,197             1,156
OTHER ASSETS                                                                            1,486             1,391
GOODWILL AND OTHER INTANGIBLES
(Less accumulated amortization of $6,175 and $5,825)                                   34,508            34,858
                                                                                    ---------         ---------
  TOTAL                                                                             $ 283,045         $ 269,532
                                                                                    =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                                    $     741         $     929
Due to related party                                                                      600             1,106
Accrued expenses payable:
  Accrued compensation                                                                  4,122             8,334
  Accrued income taxes                                                                 10,881             8,630
  Other accrued expenses                                                                7,706             7,808
Unearned revenues                                                                      39,582            32,253
                                                                                    ---------         ---------
    Total current liabilities                                                          63,632            59,060
                                                                                    ---------         ---------

DEFERRED TAX LIABILITIES                                                                6,892             6,951


STOCKHOLDERS' EQUITY:
Preferred stock, no par; 10,000,000 shares authorized; none issued and outstanding; Common stock, $.0001 par value; 75,000,000 shares authorized;
19,226,905 and 19,145,965 shares issued and outstanding                                     2                 2
Additional paid-in capital                                                             85,086            83,528
Retained earnings                                                                     126,985           119,440
Accumulated other comprehensive income                                                    448               551
                                                                                    ---------         ---------
  Total stockholders' equity                                                          212,521           203,521
                                                                                    ---------         ---------
 TOTAL                                                                              $ 283,045         $ 269,532
                                                                                    =========         =========

BARRA, INC.
SEGMENT PROFITABILITY
FOR THE THREE MONTHS ENDED JUNE 30, 2003 AND 2002 (UNAUDITED)


                                   THREE MONTHS ENDED JUNE 30, 2002                      THREE MONTHS ENDED JUNE 30, 2003
                           --------------------------------------------------  -------------------------------------------------
                                               BARRA VENTURES                                     BARRA VENTURES
                                     ------------------------------                      ------------------------------
                                         POSIT              TOTAL                            POSIT              TOTAL
                             CORE    JOINT VENTURE  OTHER  VENTURES   TOTAL      CORE    JOINT VENTURE  OTHER  VENTURES   TOTAL
                           --------  -------------  -----  --------  --------  --------  -------------  -----  --------  -------
Revenues:
RISK MANAGEMENT PRODUCTS    29,661                                    29,661    32,741                                    32,741
POSIT                                      5,119            5,119      5,119                   4,253            4,253      4,253
                           -------   -----------    ----   ------    -------   -------   -----------    ----   ------    -------
  TOTAL REVENUES            29,661         5,119       -    5,119     34,780    32,741         4,253       -    4,253     36,994
                           -------   -----------    ----   ------    -------   -------   -----------    ----   ------    -------

COMPENSATION AND BENEFITS  (14,584)         (326)            (326)   (14,910)  (17,083)         (573)            (573)   (17,656)
OTHER SEGMENT EXPENSES      (8,229)         (231)            (231)    (8,460)   (7,926)         (146)            (146)    (8,072)
EQUITY IN JOINT VENTURES                      11     (11)       -          -                      65     (12)      53         53
                           -------   -----------    ----   ------    -------   -------   -----------    ----   ------    -------
  TOTAL SEGMENT EXPENSES   (22,813)         (546)    (11)    (557)   (23,370)  (25,009)         (654)    (12)    (666)   (25,675)
                           -------   -----------    ----   ------    -------   -------   -----------    ----   ------    -------

                           -------   -----------    ----   ------    -------   -------   -----------    ----   ------    -------
SEGMENT INCOME (LOSS)        6,848         4,573     (11)   4,562     11,410     7,732         3,599     (12)   3,587     11,319
                           =======   ===========    ====   ======    =======   =======   ===========    ====   ======    =======